Simultaneous costimulatory T-cell engagement and checkpoint inhibition by PRS-344/ONC0055, a 4-1BB / PD-L1 bispecific compound for tumor localized activation of the immune system Marina Pavlidou*1, Janet Peper*1, Lucia Pattarini*2, Christian Barthels1, Eva-Maria Hansbauer1, Rachida Bel Aiba1, Milan Blanusa1, Alix Scholer-Dahirel2, Maximilien Grandclaudon2, Céline Grand2, Jamila Elhmouzi-Younes2, Matthieu Rivière2, Véronique Blanc2, Christine Rothe1, Shane Olwill1 1Pieris Pharmaceuticals GmbH, Lise-Meitner-Straße 30, 85354 Freising, Germany 2Institut de Recherches Servier Oncology R&D Unit, Croissy Sur Seine, France *Co-authors / equally contributing authors PRS-344/ONC0055 is capable of robust target PRS-344/ONC0055 demonstrates synergistic effect PRS-344/ONC0055 induces an effective CD8 T cell Background engagement in T cell activation response in a mixed lymphocyte reaction The combination of atezolizumab and anti-4-1BB benchmark PRS-344/ONC0055 induces an effective CD8 T cell response in Multiple lines of evidence show that 4-1BB (CD137), a key PRS-344/ONC0055 bispecific demonstrates comparable target demonstrates the strong synergistic effect of T cell co- MLR shown by secretion of several cytokines and cytotoxic costimulatory immunoreceptor, is a highly promising binding properties to 4-1BB and PD-L1 as the respective single building blocks and is capable to bind both targets stimulation and checkpoint blockade in T cell activation. With molecules which is superior to combination of benchmarks. therapeutic target in cancer. Current antibody-based simultaneously. PRS-344/ONC0055, this synergistic effect is massively C approaches showed immune cell activation not only in tumor D u a l b in d in g increased. A 4 -1 B B b in d in g IL -2 G r a n z y m e A 3 0 0 0 0 tissues but also in the periphery, associated with dose-limiting 3 0 0 0 0 8 0 0 1 5 0 0 0 ] l m / g ] 6 0 0 on-target toxicity and a limited therapeutic window. To l 2 0 0 0 0 T c e ll a c tiv a tio n in S E B a s s a y p [ 1 0 0 0 0 m 2 0 0 0 0 6 0 0 0 / A g U p F e U 4 0 0 overcome this limitation, we generated PRS-344/ONC055, a [ F R m 2 R - y z ® 1 0 0 0 0 L 5 0 0 0 5 0 0 0 I 4-1BB/PD-L1 bispecific Anticalin /antibody fusion protein. 1 0 0 0 0 2 0 0 n a P R S -3 4 4 /O N C 0 0 5 5 r P R S -3 4 4 /O N C 0 0 5 5 G PRS-344/ONC055 is designed to promote 4-1BB clustering on a n ti-4 -1 B B A n tic a lin ] 4 0 0 0 0 0 0 l e 4 b b B 5 e 4 b b B 5 0 l a 5 l a 5 0 .0 0 1 0 .0 1 0 .1 1 1 0 1 0 0 1 0 0 0 m ic G A B 0 ic G A B 0 / g g 0 .0 0 1 0 .0 1 0 .1 1 1 0 1 0 0 1 0 0 0 h I m m -1 0 h I m m 1 0 4-1BB-positive T cells only in presence of PD-L1 expressing u u - e h 4 C e h 4 C C o n c e n tra tio n [n M ] g V iz B i- V iz B i- l B t N l t N o B C o n c e n tra tio n [n M ] p 1 n O o 1 n O 3 0 0 0 z - a / z - / [ a e 4 4 e 4 4 t - + 4 t - + 4 a ti i -3 a t 3 cells. PD-L1, the primary ligand of the T-cell receptor PD-1, is 2 b b - n a S n a B Figure 2. PRS-344/ONC0055 target binding. - a a S m R m R P D -L 1 b in d in g L u P u P I z z li li 2 0 0 0 o o widely expressed in the tumor microenvironment resulting in 3 0 0 0 0 A) Direct binding to human 4-1BB was tested z z e t te by coating 4-1BB on a plate and detecting the a a an inhibitory interaction with PD-1. Combining 4-1BB-induced 1 0 0 0 P e r fo r in G r a n z y m e B 2 0 0 0 0 binding of the molecules via anti-Anticalin- T-cell co-stimulation and expansion with anti-PD-L1 mediated 1 0 0 0 0 4 0 0 0 U ] scaffold. B) Direct binding to human PD-L1 l F 0 ] R m 2 5 2 5 2 5 2 5 2 5 2 5 2 5 5 2 4 8 1 2 6 1 3 5 1 2 4 8 6 1 3 5 8 1 3 5 1 2 1 2 4 4 8 6 1 3 5 1 2 4 8 6 1 1 2 4 8 6 3 5 1 3 5 1 2 4 1 3 5 1 2 4 8 6 1 3 5 8 6 6 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 5 l / . . . . . . . . 8 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 3 6 2 0 0 0 0 0 0 0 1 3 6 2 0 0 0 0 1 3 6 2 0 0 0 0 1 3 6 2 0 0 0 0 1 3 6 2 0 0 0 0 1 3 6 2 0 0 0 0 1 3 6 2 0 0 0 0 1 3 6 2 1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2 2 2 2 2 2 2 2 g 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 m 3 0 0 0 . . . . . . . . . . . . . . . . 0 0 0 0 0 0 1 0 0 0 0 0 0 0 1 0 0 0 0 0 0 0 1 0 0 0 0 0 0 0 1 0 0 0 0 0 0 0 1 0 0 0 0 0 0 0 1 0 0 0 0 0 0 0 1 0 0 0 0 0 0 0 1 immune checkpoint blockade may overcome the limitation of was tested by coating human PD-L1 on a plate 0 1 0 0 0 0 / p 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 [ g p 6 0 0 0 B P R S -3 4 4 /O N C 0 0 5 5 [ and detecting the molecules via anti-hIgG. C) C o n c e n tr a tio n [n M ] e single agent therapy and offer benefit to ICP-resistant or non- n 2 0 0 0 i a n ti-P D -L 1 b u ild in g b lo c k r 4 0 0 0 m Simultaneous binding of PRS-344 was tested o y 0 P R S -3 4 4 /O N C 0 0 5 5 a te z o liz u m a b f z r n responsive patients. PRS-344/ONC0055 not only merges the 0 .0 0 1 0 .0 1 0 .1 1 1 0 1 0 0 1 0 0 0 a te z o liz u m a b + a n ti-4 -1 B B m A b e 1 0 0 0 a by coating human PD-L1 on a plate and a n ti-P D -L 1 b u ild in g b lo c k P 2 0 0 0 C o n c e n tra tio n [n M ] r potential of a combinatorial therapy in one molecule but also detecting PRS-344 via biotin-labeled human 4- a n ti-4 -1 B B m A b F c -4 -1 B B -a n tic a lin fu s io n G a n ti-P D -L 1 b u ild in g b lo c k + a n ti-4 -1 B B m A b h Ig G 4 0 0 e 4 b b B 5 e 4 b b B 5 l a 5 l a 5 1BB. ic G A B 0 ic G A B 0 g m 1 g m 1 favors the localized activation of antigen-specific T cells in the h I m - 0 h I m - 0 e h u 4 C e h u 4 C V iz B i- V iz B i- l B t N l B t N o 1 n O o 1 n O z - a / z - a / e 4 4 e 4 4 t i- + 4 t i- + 4 tumor microenvironment, potentially reducing peripheral a t 3 a t 3 n b - n b - a a S a a S PRS-344/ONC0055 recognizes functional relevant Figure 6. PBMCs from healthy blood donors were stimulated with 0.1 ng/ml SEB in m R m R u P u P z z li li toxicity. o o presence of various concentrations of constructs. After 3 days, IL-2 secretion levels z z te te Here we provide a preclinical dataset demonstrating that PRS- epitopes were measured from the supernatant. Exemplary data is shown. Background IL-2 a a 344/ONC0055 is capable of providing strong 4-1BB-mediated PRS-344/ONC0055 bispecific effectively competes with PD-1 levels was 35 pg/ml (PBMC + SEB without constructs). No increase in IL-2 secretion Figure 8. CD8 T cells were co-cultured for 6 days with mature monocyte-derived observed when PBMC were not activated with SEB (not shown). T-cell co-stimulation that is strictly PD-L1 dependent and /PD-L1 binding and shares an overlapping 4-1BB binding dendritic cells from another healthy blood donor. Cytokine secretion was measured from the supernatant. Results are shown for IL-2, Granzyme A, Granzyme B and requires simultaneous TCR signaling thereby restricting T cell epitope with clinically active anti-4-1BB benchmark mAb. B Perforin. Similar results were obtained for IFNγ, TNFα, GM-CSF, IL-13, IL-5, soluble activation to antigen-specific, tumor-localized T cells. PRS- A PRS-344/ONC0055-mediated T cell activation is PD- FasL, MIP-1α and MIP-1β. No change in secretion levels observed for IL-6. Graphs C o m p e titio n w ith a n ti-4 -1 B B b e n c h m a rk show results of 4 different donors. C o m p e titio n w ith P D -1 /P D -L 1 b in d in g 344/ONC0055 provides good target binding properties and to 4 -1 B B b in d in g L1 dependent and only occurs in combination with pharmacokinetics supporting further development of this drug. 2 0 1 .2 TCR activation ] ] 1 .0 PRS-344/ONC0055 displays antibody-like M 1 5 M This program is part of the strategic alliance between Pieris n n [ [ 0 .8 r r PRS-344/ONC0055-mediated co-stimulation is strictly PD-L1 pharmacokinetics in mice e e and Servier. c 1 0 c 0 .6 a a r r dependent, reducing the risk of peripheral toxicity. In addition, t t 0 .4 e e The mab-like half-life of the anti-PD-L1 mAb building block is e 5 e co-stimulation only occurs in combination with simultaneous r r f Concept: Tumor-localized co-stimulatory T cell f 0 .2 preserved within PRS-344/ONC0055. TCR signaling, further restricting PRS-344/ONC0055-mediated activation combined with checkpoint blockade 0 0 .0 0 .0 0 1 0 .0 1 0 .1 1 1 0 1 0 0 1 0 0 0 0 .0 0 1 0 .0 1 0 .1 1 1 0 1 0 0 1 0 0 0 co-stimulation to antigen-specific T cells. C o n c e n tra tio n [n M ] C o n c e n tra tio n [n M ] PRS-344/ONC0055 clusters 4-1BB only in the presence of PD- P R S -3 4 4 /O N C 0 0 5 5 P R S -3 4 4 /O N C 0 0 5 5 A P D -L 1 b u ild in g b lo c k C o -c u ltu r e w ith P D -L 1 p o s itiv e c e lls high a n ti-P D -L 1 b u ild in g b lo c k L1 expressing tumor and/or antigen-presenting cells in the a te z o liz u m a b a n ti-4 -1 B B m A b tumor microenvironment or tumor-draining lymph node. At the 1 2 0 0 0 Figure 3. A) Competition to PD-1/PD-L1 binding was assessed in an ELISA based Construct t1/2 [h] P R S -3 4 4 /O N C 0 0 5 5 same time, blocking the PD-1/PD-L1 interaction further increases 1 0 0 0 0 format using coated human PD-1 and human PD-L1-Fc as a tracer. Detection was a n ti-P D -L 1 b u ild in g b lo c k Anti-PD-L1 building 390 a n ti-4 -1 B B m A b block T cell responsiveness. However, no clustering of 4-1BB is performed with anti-hIgG. B) Competition with an anti-4-1BB benchmark mAb was ] 8 0 0 0 L a te z o liz u m a b + a n ti-4 -1 B B m A b assessed in an ELISA based format using coated anti-4-1BB benchmark mAb and m PRS-344/ONC0055 295 expected in the periphery where PD-L1 expression levels are / h Ig G 4 human 4-1BB-biotin as a tracer. Detection was performed via ExtrAvidin-HRP. g 6 0 0 0 p low. [ 2 No T cell co-stimulation - L in periphery PRS-344/ONC0055-mediated costimulation is I 4 0 0 0 2 0 0 0 highly effective and PD-L1 dependent b a c k g ro u n d 0 3 8 3 3 8 3 3 8 3 3 8 3 3 3 8 7 7 7 7 7 7 7 7 7 7 9 2 6 6 2 6 9 6 2 6 9 6 2 6 9 6 2 6 9 6 0 0 0 0 0 . . . . . . . . . . . . . . . . . . . . . . . . . 0 0 2 0 0 0 0 2 2 2 0 0 2 0 0 0 0 0 0 0 5 5 5 5 5 6 . 6 . . . 6 6 . 6 0 1 5 0 0 1 5 0 0 1 5 0 0 1 5 0 0 1 5 4-1BB clustering and downstream signaling mediated by PRS- 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 . . . . . . . . . . . . . . . 1 0 1 0 1 0 1 0 1 T cell 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 344/ONC0055 in presence of a PD-L1-positive cell line are 0 Figure 9. PK was analyzed in male CD1 mice of about 6 weeks of age. Animals were C o n s tru c t [n M ] significantly stronger than those of the benchmark anti-4-1BB injected with 10 mg/kg of the respective construct and plasma samples taken at the 4-1BB mAb and are strictly PD-L1 dependent indicated timepoints. ADA-positive samples were removed and a non-compartmental analysis performed. No 4-1BB B C o -c u ltu r e w ith P D -L 1 n e g a tiv e c e lls clustering PRS-344/ h igh h igh T cell co-stimulation in the ONC0055 + co-stimulation A w ith P D -L 1 ta rg e t c e lls B w ith o u t P D -L 1 ta rg e t c e lls 1 2 0 0 0 tumor microenvironment 6 0 6 0 P R S -3 4 4 /O N C 0 0 5 5 P R S -3 4 4 /O N C 0 0 5 5 1 0 0 0 0 a n ti-P D -L 1 b u ild in g b lo c k d d n Low PD-L1 n Conclusion 5 0 5 0 a n ti-P D -L 1 b u ild in g b lo c k a n ti-4 -1 B B m A b u u o o r r expression a n ti-4 -1 B B m A b ] g g 8 0 0 0 a te z o liz u m a b + a n ti-4 -1 B B m A b L k 4 0 k 4 0 c Tumor-specific c a te z o liz u m a b + a n ti-4 -1 B B m A b a a m h Ig G 4 / b b h Ig G 4 r r T cell g e e 6 0 0 0 p v 3 0 v 3 0 [ o Healthy cell o n n 2 o o • PRS-344/ONC0055 is a 4-1BB/PD-L1 bispecific based - i i t 2 0 t 2 0 L c c I 4 0 0 0 u u d d n n on the genetic fusion of a high-affinity 4-1BB-binding i i 1 0 1 0 d d l l o 4-1BB clustering + o ® f f 2 0 0 0 Anticalin moiety and an anti-PD-L1 mAb. T cell co- + 0 0 b a c k g ro u n d stimulation Blocking checkpoint function 0 .0 1 0 .1 1 1 0 0 .0 1 0 .1 1 1 0 0 • Target binding is retained in the bispecific format and 3 8 3 3 8 3 3 8 3 3 3 8 3 3 8 7 7 7 7 7 7 7 7 7 7 9 2 6 6 2 6 9 6 2 6 9 2 6 6 6 2 6 9 6 9 0 0 0 0 C o n c e n tr a tio n [n M ] 0 . . . . . . . . . . . . . . . . . . . . . . . . C o n c e n tr a tio n [n M ] . 0 0 2 0 0 0 0 2 2 2 0 0 0 0 2 0 0 0 0 0 5 5 5 5 5 6 . 6 . . . 6 6 . 6 0 0 1 5 0 0 1 5 0 0 1 5 0 0 1 5 0 0 1 5 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 . . . . . . . . . . . . . . . 0 1 0 1 0 1 0 1 0 1 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 both arms of the PRS-344 bispecific are functional. Figure 4. PRS-344/ONC0055-mediated co-stimulatory activity was measured in a Tumor- C o n s tru c t [n M ] High PD-L1 specific T cell Jurkat-4-1BB-NF-κB reporter cell line. A) in presence or B) absence of PD-L1-positive • PRS-344/ONC0055-mediated 4-1BB activation is strictly expression colon cancer cell line RKO. C PD-L1 dependent potentially reducing the risk of C o -c u ltu r e w ith P D -L 1 p o s itiv e c e lls peripheral toxicity. Furthermore, 4-1BB co-stimulation Blocking PRS-344/ONC0055 bispecific retains full 1 2 0 0 0 Tumor cell / APC only occurs in combination with simultaneous TCR PD-1 PD-1/PD-L1 checkpoint blockade capacity P R S -3 4 4 /O N C 0 0 5 5 interaction 1 0 0 0 0 a n ti-P D -L 1 b u ild in g b lo c k signaling further reducing the risk of peripheral toxicity a n ti-4 -1 B B m A b PRS-344/ONC0055 retains checkpoint blockade activity similar ] 8 0 0 0 by limiting co-stimulation to antigen-specific T cells. L a te z o liz u m a b + a n ti-4 -1 B B m A b m High PD-L1 / to anti-PD-L1 mAb building block and atezolizumab h Ig G 4 g 6 0 0 0 • PRS-344/ONC0055 induces an effective CD8 T cell expression p [ P D -1 /P D -L 1 b lo c k a d e 2 - response by secretion of several cytokines and L 5 .0 I 4 0 0 0 P R S -3 4 4 /O N C 0 0 5 5 d cytotoxic molecules. n 4 .5 u a n ti-P D -L 1 b u ild in g b lo c k o r a te z o liz u m a b 2 0 0 0 g 4 .0 Tumor cell / APC k b a c k g ro u n d • PRS-344/ONC0055 demonstrates strong synergistic c h Ig G 4 a b 3 .5 r 0 e v 0 0 0 0 0 effect in T cell activation which is more pronounced o 5 5 5 5 3 .0 5 n Figure 1. Concept of tumor-localized co-stimulatory T cell activation combined with o i t 2 .5 C o n s tru c t [n M ] than the combination of benchmarks. c immune checkpoint blockade. A) Low PD-L1 expression in the periphery is not able u d n 2 .0 i d to sufficiently cluster 4-1BB which is required to ensure 4-1BB signaling. This results l • In mice, PRS-344/ONC0055 displays antibody-like o f Figure 7. Pan T cells from healthy blood donors were co-cultured in 0.25 µg/ml anti- in a reduced risk of peripheral toxicity. B) High PD-L1 expression in the tumor 1 .5 1 .0 CD3 mAb coated plates in presence of various concentrations of constructs with A) pharmacokinetics. microenvironment, presented on tumor cell and/or APCs, leads to sufficient 4-1BB 0 .0 1 0 .1 1 1 0 1 0 0 PD-L1 transfected CHO cells or B) mock transfected CHO cells. C) 50 nM of each C o n c e n tr a tio n [n M ] clustering resulting in a tumor-localized T cell co-stimulation, further enhancing TCR construct were added to Pan T cells co-cultured with PD-L1 transfected CHO cells in The here-reported preclinical data support proceeding to signaling of tumor-specific T cells. C) At the same time, the co-inhibitory PD-1/PD-L1 Figure 5. PD-1/PD-L1 checkpoint blockade activity was assessed in a Jurkat-PD-1- absence of anti-CD3 mAb which is activating TCR signaling. Background = Pan T further development of PRS-344/ONC0055. pathway is efficiently blocked, abrogating suppression of tumor-specific T cells. NFAT reporter cell line co-cultured with PD-L1 expressing CHO cells. cells + anti-CD3 mAb + target cell line.